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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 24, 2000


                          CLARK/BARDES HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                                   ----------

        DELAWARE                      000-24769                 52-2103926
(State or other jurisdiction    (Commission file number)    (I.R.S. employer
       of incorporation)                                    identification no.)



       102 S. WYNSTONE PARK DRIVE                                  60010
               SUITE 200                                         (Zip Code)
          NORTH BARRINGTON, IL
(Address of principal executive offices)



       Registrant's telephone number, including area code: (847) 304-5800


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)



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ITEM 5 - OTHER EVENTS

     On August 24, 2000, Melvin G. Todd resigned his position as president of the Clark/Bardes Division. Mr. Todd will remain a member of the Company's board of directors.

     The Company believes that Mr. Todd's resignation will not have a material adverse effect on its results of operations or financial position.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CLARK/BARDES HOLDINGS, INC.


                                            By: /s/ W.T. Wamberg
                                            ------------------------------------
                                            W.T. Wamberg
                                            Chairman and Chief Executive Officer

Date:  August 29, 2000